UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 3, 2018

BIOSCRIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11993	05-0489664
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1600 Broadway, Suite 700, Denver, Colorado 80202

(Address of principal executive offices)

(720) 697-5200

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 3, 2018, the Company held its annual meeting of stockholders at 1600 Broadway, Suite 700, Denver, Colorado 80202. As of the record date, there were a total of 127,691,457 shares of Common Stock outstanding, 21,645 shares of Series A Preferred Stock outstanding (representing 576,031 shares of Common Stock on an as-converted basis) and 614,177 shares of Series C Preferred Stock outstanding (representing 16,705,235 shares of Common Stock on an as-converted basis) entitled to vote at the annual meeting. At the annual meeting, 129,302,082 shares of Common Stock (inclusive of the Series A and Series C Preferred Stock on an as-converted basis) were represented in person or by proxy; therefore, a quorum was present.

(a)	Set forth below are the matters acted upon by the Company’s stockholders at the annual meeting and the final voting results on each such matter.

(1) The nominees for election to the Company’s Board of Directors were elected, each for a term expiring at the Company’s next annual meeting, based on the following votes:

Nominee	Votes For	Withheld	Broker Non-Votes
Daniel E. Greenleaf	92,229,411	602,099	36,470,572
Michael G. Bronfein	90,066,456	2,765,054	36,470,572
David W. Golding	92,174,075	657,435	36,470,572
Michael Goldstein	92,171,370	660,140	36,470,572
Steven Neumann	92,171,390	660,120	36,470,572
R. Carter Pate	90,934,752	1,896,758	36,470,572

(2) The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
127,425,752	1,770,134	106,196	0

(3) The proposal to approve the BioScrip, Inc. 2018 Equity Incentive Plan was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
79,000,303	13,721,636	109,571	36,470,572

(4) The proposal to approve an amendment to the BioScrip, Inc. Employee Stock was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
92,052,822	704,412	74,276	36,470,572

(5) The proposal relating to the advisory vote on executive compensation was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
91,565,532	1,115,459	150,519	36,470,572

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.
Date: May 3, 2018
	By:	/s/ Kathryn M. Stalmack
Kathryn M. Stalmack Senior Vice President, General Counsel and Secretary